UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2009

DIGITAL YEARBOOK, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146476	98-0546715
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3938 E Grant Rd, #453, Tucson, Arizona 85712
_______________________________________
(Address of principal executive offices)(Zip Code)

(913) 660-0632
_______________________________
(Registrant’s telephone number, including area code)

________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements

With reference to the letter from SEC dated September 1, 2009, it was mentioned that Moore and Associates Chartered registration was revoked by PCAOB and our recent Form 10-K filed on March 31, 2009 includes financial statements audited by Moore and Associates as of and for the year ended March 31, 2008. Since we didn’t filed the Moore and Associates consent letter along with Form 10-K we have been asked to have the financial statements as of and for the year ended March 31, 2008 re-audited. The Company is in the process of having these re-audited (by our current independent registered public accounting firm, Maddox Ungar Silberstein PLLC) and will file the financials and audit report letter promptly once the re-audit has been completed.

(c) Exhibits

Exhibit No.	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL YEARBOOK, INC.

Dated: September 16, 2009	By:	/s/ Arunkumar Rajapandy
Arunkumar Rajapandy
Title: President